EX 32.2

SECRETARY TREASURER’S CERTIFICATION

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on the Form 10-KSB/A of The Bralorne Mining Company (the “Company”) for the year ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, I, Lucien R. Paquette, Chief Financial Officer, Chief Accounting Officer, Secretary Treasurer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.    The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2.     The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

 /s/ “Lucien R. Paquette”

        Lucien R. Paquette

    Chief Financial Officer

  Chief Accounting Officer

                          Secretary Treasurer and Director

Date:  June 9, 2004